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                                                                    Exhibit 10.5


No. 3 $ 28,881.99 (City) Fort Pierce (State) Florida , 1997 Keith Larkin, after date, for value received, $28,881.99 promises to pay to the order of Pro Tech Communications, Inc. twenty eight thousand eight hundred and eighty one 99/00 DOLLARS, at (City) Fort Pierce, (State) Florida, with interest thereon at the rate of 15 per cent per annum from 8/2/97 until fully paid. Interest payable semiannually. The maker and endorser of this note further agree to waive demand, notice of non-payment and protest; and in case suit shall be brought for the collection hereof, or the same has to be collected upon demand of an attorney, to pay reasonable attorney's fees for making such collection. Deferred interest payments to bear interest from maturity at 15 per cent per anum, payable at anniversary.

                                                                        (Seal)
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Due August 2, 1998                      /s/ Keith Larkin                (Seal)
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